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                         MASTER GROUP ANNUITY CONTRACTS
                        HARTFORD LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED MARCH 25, 1998
                      TO THE PROSPECTUS DATED MAY 1, 1997,
                FOR THE MASTER GROUP VARIABLE ANNUITY CONTRACTS
                    ISSUED WITH RESPECT TO SEPARATE ACCOUNTS
                                 DC-I AND DC-II

The following paragraph is added to Subsection entitled A4. Individual Retirement Annuities Under Section 408. in the Federal Tax Considerations:

Certain Contracts may be offered as Roth IRAs under Section 408A of the Code. Contributions to a Roth IRA are not deductible. Subject to special limitations, a regular IRA may be converted into a Roth IRA or a distribution from a regular IRA may be rolled over to a Roth IRA. However, a conversion or a rollover from a regular IRA to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free.

33-19947
33-19949
HV-2243